UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

June 13, 2016

Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State of Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

As previously set forth in a Current Report on Form 8-K filed by Sovran Self Storage, Inc. (the Company”) on May 19, 2016 (the “May 19, 2016 8-K”), Sovran Acquisition Limited Partnership (‘SALP”), the Company’s operating partnership, entered into a definitive Agreement and Plan of Merger dated May 18, 2016, by and among LifeStorage, LP, a Delaware limited partnership (“LifeStorage”), SALP, Solar Lunar Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of SALP, and Fortis Advisors LLC, a Delaware limited liability company, as Sellers’ Representative. The closing of such transaction is expected to occur on or about July 15, 2016.

In the May 19, 2016 8-K, the Company filed LifeStorage, LP - Consolidated Financial Statements for the Three Months Ended March 31, 2016 (unaudited), LifeStorage, LP - Consolidated Financial Statements for the Years Ended December 31, 2015, and 2014 and Unaudited Proforma Condensed Combined Financial Information with respect to the LifeStorage transaction.

Filed herewith are LifeStorage, LP Consolidated Financial Statements for the Years Ended December 31, 2015, 2014 and 2013 along with revised pro-forma financial statements which reflect the Company’s common stock offering which closed on May 25, 2016. Also, being filed herewith are LifeStorage, LP - Consolidated Financial Statements for the Three Months Ended March 31, 2016 (unaudited), as previously filed in the May 19, 2016 8-K. In accordance with Rule 412 of the Securities Act of 1933, this filing supercedes the May 19, 2016 8-K with respect to such financial statements.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The following financial statements of LifeStorage, LP are attached hereto as Exhibit 99.1 and incorporated by reference:

•	LifeStorage, LP - Consolidated Financial Statements Three Months Ended March 31, 2016 (unaudited)

•	LifeStorage, LP - Consolidated Financial Statements Years Ended December 31, 2015, 2014 and 2013

(b)	Pro Forma Financial Information.

The following pro-forma financial statements are attached hereto as Exhibit 99.2 and incorporated by reference:

(d)	The following exhibits are filed herewith:

Exhibit No.	Description

23.1	Consent of Independent Public Accounting Firm

99.1	LifeStorage, LP - Consolidated Financial Statements Three Months Ended March 31, 2016 (unaudited) LifeStorage, LP - Consolidated Financial Statements Years Ended December 31, 2015, 2014 and 2013

99.2	Unaudited Proforma Condensed Combined Financial Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.

Date: June 13, 2016

	By	/s/ ANDREW J. GREGOIRE
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Public Accounting Firm

99.1	LifeStorage, LP - Consolidated Financial Statements Three Months Ended March 31, 2016 (unaudited) LifeStorage, LP - Consolidated Financial Statements Years Ended December 31, 2015, 2014 and 2013

99.2	Unaudited Proforma Condensed Combined Financial Information